UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2017

GUARDION HEALTH SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-55723	44-4428421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15150 Avenue of Science, Suite 200

San Diego, CA 92128

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 605-9055

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On October 5, 2017, Guardion Health Sciences, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the completion of its acquisition of substantially all of the assets and liabilities of VectorVision, Inc., an Ohio corporation (“VectorVision”), pursuant to the terms of the Asset Purchase and Reorganization Agreement dated as of September 29, 2017.

In accordance with and as permitted by Item 9.01(b)(2) of Form 8-K, the Company is filing this amendment (the “Amendment”) to the Initial Form 8-K to provide the required pro forma financial information that were not filed with the Initial Form 8-K. Unless otherwise disclosed herein, the disclosures contained herein have not been updated to reflect events, results or developments that have occurred after the filing of the Initial Form 8-K, or to modify or update those disclosures affected by subsequent events unless otherwise indicated in the Amendment. The Amendment should be read in conjunction with the Initial Form 8-K and the Company's filings made with the Securities and Exchange Commission (the “SEC”) subsequent to the Initial Form 8-K, including any amendments to those filings.

Item 8.01.	Other Events.

In addition to (a) the audited financial statements of VectorVision, Inc. for the years ended December 31, 2016 and 2015, including the report of Weinberg & Company, P.A., VectorVision’s independent registered public accounting firm, included as Exhibit 99.2 to the Initial Form 8-K, (b) the interim unaudited condensed financial statements of VectorVision, Inc. for the six months ended June 30, 2017 and 2016 included as Exhibit 99.3 to the Initial 8-K, and (c) the pro forma financial information for the periods ended June 30, 2017 and December 31, 2016 attached hereto as Exhibit 99.3, the Company is furnishing the following additional financial information regarding VectorVision, Inc. (collectively, the “September Financial Information”):

•	unaudited interim financial statements of VectorVision, Inc. for the nine months ended September 30, 2017 and 2016 attached hereto as Exhibit 99.1; and
•	the pro forma statement of operations for the period ended September 30, 2017 attached hereto as Exhibit 99.2.

A pro forma balance sheet for the period ended September 30, 2017 is not being furnished because the balance sheet of VectorVision, Inc. as of September 30, 2017 is consolidated with the Company’s balance sheet as of September 30, 2017 that is included in the Company’s Quarterly Report on Form 10-Q for the quarter period ended September 30, 2017, which was filed with the SEC on November 13, 2017.

The Company is furnishing the September Financial Information in this Item 8.01 because the Company believes that the September Financial Information may provide useful additional information to investors.

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The following unaudited pro forma combined condensed consolidated financial statements, together with related explanatory notes, showing the pro forma effect on the Company’s financial statements of the Company’s acquisition of VectorVision and other related pro forma events, are attached hereto as Exhibit 99.3 and are incorporated herein by reference:  (i) balance sheet as of June 30, 2017, (ii) statement of operations for the six months ended June 30, 2017, and (iii) statement of operations for the year ended December 31, 2016.

(d)	Exhibits

99.1	Unaudited Interim Financial Statements of VectorVision, Inc. for the nine months ended September 30, 2017 and 2016
99.2	Pro forma statement of operations for the nine months ended September 30, 2017
99.3	Pro Forma Financial Information as of and for the six months ended June 30, 2017 and for the year ended December 31, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARDION HEALTH SCIENCES, INC.

	By:	/s/ MICHAEL FAVISH
Name: Michael Favish
Title: Chief Executive Officer

Date: November 21, 2017